UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2012

Park Sterling Corporation
(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 716-2134

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 5, 2012, Park Sterling Corporation (the “Registrant”), the bank holding company for Park Sterling Bank, filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition of Citizens South Banking Corporation (“Citizens South”), the bank holding company for Citizens South Bank, on October 1, 2012. The Merger was completed pursuant to an Agreement and Plan of Merger, dated as of May 13, 2012, between the Registrant and Citizens South (the “Merger Agreement”).

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Citizens South described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated statements of financial condition of Citizens South as of December 31, 2011 and 2010 and the audited consolidated statements of operations, changes in shareholders’ equity and cash flows for the years ended December 31, 2011, 2010 and 2009, and the notes related thereto and the Report of Independent Registered Public Accounting Firm, dated March 30, 2012, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

The unaudited condensed consolidated statement of financial condition of Citizens South as of June 30, 2012 and the unaudited condensed consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the three and six months ended June 30, 2012 and 2011, and the notes related thereto, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information as of and for the six-month period ended June 30, 2012 and for the year ended December 31, 2011 is filed herewith as Exhibit 99.3 and is incorporated into this Item 9.01(b) by reference.

(c) Not Applicable

(d) Exhibits

Exhibit No.	Description
Exhibit 23.1	Consent of Cherry, Bekaert & Holland, L.L.P.
Exhibit 99.1
Report of Independent Registered Public Accounting Firm, dated March 30, 2012, audited consolidated statements of financial condition of Citizens South as of December 31, 2011 and 2010 and audited consolidated statements of operations, changes in shareholders’ equity and cash flows for the years ended December 31, 2011, 2010 and 2009, and the notes related thereto.*

Exhibit 99.2
Unaudited condensed consolidated statement of financial condition of Citizens South as of June 30, 2012 and unaudited condensed consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the three and six months ended June 30, 2012 and 2011, and the notes related thereto.

Exhibit 99.3	Unaudited pro forma condensed combined financial information as of and for the six-month period ended June 30, 2012 and for the year ended December 31, 2011.

*Incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-182463) filed by the Registrant on August 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2012

PARK STERLING CORPORATION

By:	/s/ David L. Gaines
David L. Gaines Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 23.1	Consent of Cherry, Bekaert & Holland, L.L.P.
Exhibit 99.1
Report of Independent Registered Public Accounting Firm, dated March 30, 2012, audited consolidated statements of financial condition of Citizens South as of December 31, 2011 and 2010 and audited consolidated statements of operations, changes in shareholders’ equity and cash flows for the years ended December 31, 2011, 2010 and 2009, and the notes related thereto.*

Exhibit 99.2
Unaudited condensed consolidated statement of financial condition of Citizens South as of June 30, 2012 and unaudited condensed consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the three and six months ended June 30, 2012 and 2011, and the notes related thereto.

Exhibit 99.3	Unaudited pro forma condensed combined financial information as of and for the six-month period ended June 30, 2012 and for the year ended December 31, 2011.

*Incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-182463) filed by the Registrant on August 1, 2012.